EXHIBIT 99.2

J.P. MORGAN CHASE & CO
TABLE OF CONTENTS

Note: Prior periods have been adjusted to conform with current methodologies.

J.P. MORGAN CHASE & CO.
STATEMENT OF INCOME – REPORTED BASIS
(in millions, except per share, ratio and employee data)

						2QTR 2003
						Over (Under)
	2QTR	1QTR	4QTR	3QTR	2QTR
	2003	2003	2002	2002	2002		1Q 2003		2Q 2002

REVENUE
Investment Banking Fees	$779	$616	$678	$545	$785		26%		(1)%
Trading Revenue	1,477	1,232	585	(21)	731		20		102
Fees and Commissions	2,479	2,598	2,282	3,005	2,885		(5)		(14)
Private Equity Gains (Losses)	(29)	(221)	(68)	(315)	(125)		87		77
Securities Gains	768	485	747	578	124		58		NM
Other Revenue	497	481	290	419	292		3		70

Total Noninterest Revenue	5,971	5,191	4,514	4,211	4,692		15		27
Interest Income	5,871	6,263	6,184	6,316	6,498		(6)		(10)
Interest Expense	2,808	3,048	3,203	3,580	3,616		(8)		(22)

Net Interest Income	3,063	3,215	2,981	2,736	2,882		(5)		6

Revenue before Provision for Credit Losses	9,034	8,406	7,495	6,947	7,574		7		19
Provision for Credit Losses	435	743	921	1,836	821		(41)		(47)

TOTAL NET REVENUE	8,599	7,663	6,574	5,111	6,753		12		27

EXPENSE
Compensation Expense	3,231	3,174	3,032	2,367	2,761		2		17
Occupancy Expense (a)	543	496	425	478	365		9		49
Technology and Communications Expense	732	637	635	625	629		15		16
Amortization of Intangibles	73	74	82	80	92		(1)		(21)
Other Expense	1,153	1,160	1,294	1,168	1,118		(1)		3
Surety Settlement and Litigation Reserve (a)	100	—	1,300	—	—		NM		NM
Merger and Restructuring Costs	—	—	393	333	229		NM		NM

TOTAL NONINTEREST EXPENSE	5,832	5,541	7,161	5,051	5,194		5		12

Income (Loss) before Income Tax Expense	2,767	2,122	(587)	60	1,559		30		77
Income Tax Expense (Benefit)	940	722	(200)	20	531		30		77

NET INCOME (LOSS)	$1,827	$1,400	$(387)	$40	$1,028		31		78

NET INCOME (LOSS) APPLICABLE TO COMMON STOCK	$1,815	$1,387	$(399)	$27	$1,015		31		79

NET INCOME (LOSS) PER COMMON SHARE
Basic	$0.90	$0.69	$(0.20)	$0.01	$0.51		30		76
Diluted	0.89	0.69	(0.20)	0.01	0.50		29		78
PERFORMANCE RATIOS (b)
Return on Average Assets	0.96%	0.73%	NM	0.02%	0.56%	23	bp	40	bp
Return on Average Common Equity	17	13	NM	—	10		400		700
FULL-TIME EQUIVALENT EMPLOYEES	92,256	93,878	94,335	95,637	95,878		(2)%		(4)%

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD 2003
	YEAR TO DATE			Over (Under)

	2003	2002		2002

REVENUE
Investment Banking Fees	$1,395	$1,540		(9)%
Trading Revenue	2,709	2,030		33
Fees and Commissions	5,077	5,469		(7)
Private Equity Gains (Losses)	(250)	(363)		31
Securities Gains	1,253	238		426
Other Revenue	978	449		118

Total Noninterest Revenue	11,162	9,363		19
Interest Income	12,134	12,784		(5)
Interest Expense	5,856	6,975		(16)

Net Interest Income	6,278	5,809		8

Revenue before Provision for Credit Losses	17,440	15,172		15
Provision for Credit Losses	1,178	1,574		(25)

TOTAL NET REVENUE	16,262	13,598		20

EXPENSE
Compensation Expense	6,405	5,584		15
Occupancy Expense (a)	1,039	703		48
Technology and Communications Expense	1,369	1,294		6
Amortization of Intangibles	147	161		(9)
Other Expense	2,313	2,326		(1)
Surety Settlement and Litigation Reserve (a)	100	—		NM
Merger and Restructuring Costs	—	484		NM

TOTAL NONINTEREST EXPENSE	11,373	10,552		8

Income (Loss) before Income Tax Expense	4,889	3,046		61
Income Tax Expense (Benefit)	1,662	1,036		60

NET INCOME (LOSS)	$3,227	$2,010		61

NET INCOME (LOSS) APPLICABLE TO COMMON STOCK	$3,202	$1,984		61

NET INCOME (LOSS) PER COMMON SHARE
Basic	$1.60	$1.00		60
Diluted	1.57	0.99		59
PERFORMANCE RATIOS (b)
Return on Average Assets	0.84%	0.56%	28	bp
Return on Average Common Equity	15	10		500
FULL-TIME EQUIVALENT EMPLOYEES

(a)	In the second quarter of 2003, a $100 million (pre-tax) charge was recorded for certain Enron-related litigation. In the fourth quarter of 2002, a $1,300 million (pre-tax) charge was recorded for the settlement of the Enron surety litigation and the establishment of a reserve for certain material litigation, proceedings and investigations. In the third quarter of 2002, $98 million (pre-tax) in real estate charges were recorded in “Occupancy Expense” on a reported basis.

(b)	Ratios are based on annualized amounts.

J.P. MORGAN CHASE & CO.
LINES OF BUSINESS FINANCIAL HIGHLIGHTS SUMMARY
(in millions, except per share and ratio data)

						2QTR 2003
						Over (Under)
	2QTR	1QTR	4QTR	3QTR	2QTR
	2003	2003	2002	2002	2002		1Q 2003		2Q 2002

OPERATING REVENUE
Investment Bank	$4,257	$4,068	$3,355	$2,481	$3,154		5%		35%
Treasury & Securities Services	984	935	941	1,029	991		5		(1)
Investment Management & Private Banking	684	643	652	695	729		6		(6)
JPMorgan Partners	(70)	(278)	(83)	(359)	(193)		75		64
Chase Financial Services	3,977	3,696	3,334	3,668	3,400		8		17
Support Units and Corporate	(318)	(201)	(274)	(213)	(173)		(58)		(84)

OPERATING REVENUE (a)	$9,514	$8,863	$7,925	$7,301	$7,908		7		20

EARNINGS
Investment Bank	$1,087	$946	$363	$(256)	$507		15		114
Treasury & Securities Services	127	131	129	201	165		(3)		(23)
Investment Management & Private Banking	69	36	12	68	82		92		(16)
JPMorgan Partners	(91)	(217)	(96)	(278)	(168)		58		46
Chase Financial Services	883	677	467	760	649		30		36
Support Units and Corporate	(248)	(173)	(145)	(170)	(56)		(43)		(343)

OPERATING EARNINGS (a)	1,827	1,400	730	325	1,179		31		55
Special Items (Net of Taxes):
Real Estate Charge	—	—	—	(65)	—		NM		NM
Surety Settlement and Litigation Reserve	—	—	(858)	—	—		NM		NM
Merger and Restructuring Costs	—	—	(259)	(220)	(151)		NM		NM

NET INCOME (LOSS) (a)	$1,827	$1,400	$(387)	$40	$1,028		31		78

AVERAGE ECONOMIC CAPITAL
Investment Bank	$20,101	$20,825	$20,317	$19,443	$19,638		(3)		2
Treasury & Securities Services	2,768	2,759	2,720	2,603	2,662		—		4
Investment Management & Private Banking	5,481	5,432	5,540	5,607	5,741		1		(5)
JPMorgan Partners	5,916	5,985	6,102	6,183	6,330		(1)		(7)
Chase Financial Services	8,661	8,469	8,516	8,637	8,716		2		(1)
Support Units and Corporate	(168)	(1,612)	(1,225)	(305)	(2,198)		90		92

TOTAL ECONOMIC CAPITAL (a)	$42,759	$41,858	$41,970	$42,168	$40,889		2		5

OPERATING EARNINGS (a)	$0.89	$0.69	$0.36	$0.16	$0.58		29		53
Special Items (Net of Taxes):
Real Estate Charge	—	—	—	(0.03)	—		NM		NM
Surety Settlement and Litigation Reserve	—	—	(0.43)	—	—		NM		NM
Merger and Restructuring Costs	—	—	(0.13)	(0.12)	(0.08)		NM		NM

NET INCOME (LOSS) (a)	$0.89	$0.69	$(0.20)	$0.01	$0.50		29		78

OPERATING RETURN ON COMMON EQUITY
Investment Bank	22%	18%	7%	NM	10%	400	bp	1,200	bp
Treasury & Securities Services	18	19	19	31%	25		(100)		(700)
Investment Management & Private Banking	5	3	1	5	6		200		(100)
Chase Financial Services	41	32	22	35	30		900		1,100
OPERATING RETURN ON COMMON EQUITY (a)	17	13	7	3	11		400		600

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD 2003
	YEAR TO DATE			Over (Under)

	2003	2002		2002

OPERATING REVENUE
Investment Bank	$8,325	$6,809		22%
Treasury & Securities Services	1,919	1,933		(1)
Investment Management & Private Banking	1,327	1,494		(11)
JPMorgan Partners	(348)	(501)		31
Chase Financial Services	7,673	6,455		19
Support Units and Corporate	(519)	(363)		(43)

OPERATING REVENUE (a)	$18,377	$15,827		16

EARNINGS
Investment Bank	$2,033	$1,276		59
Treasury & Securities Services	258	301		(14)
Investment Management & Private Banking	105	182		(42)
JPMorgan Partners	(308)	(413)		25
Chase Financial Services	1,560	1,135		37
Support Units and Corporate	(421)	(152)		(177)

OPERATING EARNINGS (a)	3,227	2,329		39
Special Items (Net of Taxes):
Real Estate Charge	—	—		NM
Surety Settlement and Litigation Reserve	—	—		NM
Merger and Restructuring Costs	—	(319)		NM

NET INCOME (LOSS) (a)	$3,227	$2,010		61

AVERAGE ECONOMIC CAPITAL
Investment Bank	$20,461	$19,934		3
Treasury & Securities Services	2,764	2,727		1
Investment Management & Private Banking	5,457	5,714		(4)
JPMorgan Partners	5,950	6,447		(8)
Chase Financial Services	8,565	8,661		(1)
Support Units and Corporate	(886)	(2,828)		69

TOTAL ECONOMIC CAPITAL (a)	$42,311	$40,655		4

EARNINGS PER SHARE — DILUTED
OPERATING EARNINGS (a)	$1.57	$1.15		37
Special Items (Net of Taxes):
Real Estate Charge	—	—		NM
Surety Settlement and Litigation Reserve	—	—		NM
Merger and Restructuring Costs	—	(0.16)		NM

NET INCOME (LOSS) (a)	$1.57	$0.99		59

OPERATING RETURN ON COMMON EQUITY
Investment Bank	20%	13%	700	bp
Treasury & Securities Services	19	22		(300)
Investment Management & Private Banking	4	6		(200)
Chase Financial Services	37	26		1,100
OPERATING RETURN ON COMMON EQUITY (a)	15	11		400

(a)	Represents consolidated JPMorgan Chase.

J.P. MORGAN CHASE & CO.
STATEMENT OF INCOME – OPERATING BASIS
(in millions, except per share and ratio data)

						2QTR 2003
						Over (Under)
	2QTR	1QTR	4QTR	3QTR	2QTR
	2003	2003	2002	2002	2002		1Q 2003		2Q 2002

OPERATING REVENUE
Investment Banking Fees	$779	$616	$678	$545	$785		26%		(1)%
Trading-Related Revenue (Includes Trading NII)	1,956	1,915	1,253	365	1,136		2		72
Fees and Commissions	2,357	2,429	2,052	2,768	2,745		(3)		(14)
Private Equity Gains (Losses)	(29)	(221)	(68)	(315)	(125)		87		77
Securities Gains	768	485	747	578	124		58		NM
Other Revenue	473	477	303	409	273		(1)		73
Net Interest Income (Excludes Trading NII)	3,210	3,162	2,960	2,951	2,970		2		8

TOTAL OPERATING REVENUE	9,514	8,863	7,925	7,301	7,908		7		20

OPERATING EXPENSE
Compensation Expense (a)	3,231	3,174	3,032	2,367	2,761		2		17
Noncompensation Expense (a) (b)	2,601	2,367	2,436	2,253	2,204		10		18

TOTAL OPERATING EXPENSE	5,832	5,541	5,468	4,620	4,965		5		17
Credit Costs	915	1,200	1,351	2,190	1,155		(24)		(21)
Corporate Credit Allocation	—	—	—	—	—		NM		NM

Operating Income before Income Tax Expense	2,767	2,122	1,106	491	1,788		30		55
Income Tax Expense	940	722	376	166	609		30		54

OPERATING EARNINGS	$1,827	$1,400	$730	$325	$1,179		31		55

OPERATING BASIS
Diluted Earnings per Share	$0.89	$0.69	$0.36	$0.16	$0.58		29		53
Shareholder Value Added (c)	536	148	(551)	(964)	(57)		262		NM
Return on Average Managed Assets (d)	0.92%	0.70%	0.37%	0.17%	0.62%	22	bp	30	bp
Return on Common Equity (d)	17	13	7	3	11		400		600
Common Dividend Payout Ratio	40	50	96	222	59		(1,000)		(1,900)
Effective Income Tax Rate	34	34	34	34	34		—		—
Compensation Expense as a % of Operating Revenue	34	36	38	32	35		(200)		(100)
Noncompensation Expense as a % of Operating Revenue	27	27	31	31	28		—		(100)
Overhead Ratio	61	63	69	63	63		(200)		(200)
Shareholder Value Added: (c)
Net Income (Loss)	$1,827	$1,400	$(387)	$40	$1,028		31%		78%
Special Items (Net of Taxes):
Real Estate Charge	—	—	—	65	—		NM		NM
Surety Settlement and Litigation Reserve	—	—	858	—	—		NM		NM
Merger and Restructuring Costs	—	—	259	220	151		NM		NM

Operating Earnings	1,827	1,400	730	325	1,179		31		55
Less: Preferred Dividends	12	13	12	13	13		(8)		(8)

Adjusted Operating Earnings	1,815	1,387	718	312	1,166		31		56
Less: Cost of Capital (e)	1,279	1,239	1,269	1,276	1,223		3		5

Total Shareholder Value Added	$536	$148	$(551)	$(964)	$(57)		262		NM

Return on Average Managed Assets: (d)
Operating Earnings	$1,827	$1,400	$730	$325	$1,179		31		55
Average Managed Assets
Average Assets	$764,655	$778,238	$755,166	$724,366	$734,946		(2)		4
Average Credit Card Securitizations	31,665	31,834	30,556	28,348	25,289		(1)		25

Average Managed Assets	$796,320	$810,072	$785,722	$752,714	$760,235		(2)		5

[Additional columns below]

[Continued from above table, first column(s) repeated]

			YTD 2003
	YEAR TO DATE		Over (Under)

	2003	2002	2002

OPERATING REVENUE
Investment Banking Fees	$1,395	$1,540	(9)%
Trading-Related Revenue (Includes Trading NII)	3,871	2,856	36
Fees and Commissions	4,786	5,238	(9)
Private Equity Gains (Losses)	(250)	(363)	31
Securities Gains	1,253	238	426
Other Revenue	950	410	132
Net Interest Income (Excludes Trading NII)	6,372	5,908	8

TOTAL OPERATING REVENUE	18,377	15,827	16

OPERATING EXPENSE
Compensation Expense (a)	6,405	5,584	15
Noncompensation Expense (a) (b)	4,968	4,484	11

TOTAL OPERATING EXPENSE	11,373	10,068	13
Credit Costs	2,115	2,229	(5)
Corporate Credit Allocation	—	—	NM

Operating Income before Income Tax Expense	4,889	3,530	38
Income Tax Expense	1,662	1,201	38

OPERATING EARNINGS	$3,227	$2,329	39

OPERATING BASIS
Diluted Earnings per Share	$1.57	$1.15	37
Shareholder Value Added (c)	684	(116)	NM
Return on Average Managed Assets (d)	0.81%	0.63%	18bp
Return on Common Equity (d)	15	11	400
Common Dividend Payout Ratio	44	60	(1,600)
Effective Income Tax Rate	34	34	—
Compensation Expense as a % of Operating Revenue	35	35	—
Noncompensation Expense as a % of Operating Revenue	27	28	(100)
Overhead Ratio	62	64	(200)
Shareholder Value Added: (c)
Net Income (Loss)	$3,227	$2,010	61%
Special Items (Net of Taxes):
Real Estate Charge	—	—	NM
Surety Settlement and Litigation Reserve	—	—	NM
Merger and Restructuring Costs	—	319	NM

Operating Earnings	3,227	2,329	39
Less: Preferred Dividends	25	26	(4)

Adjusted Operating Earnings	3,202	2,303	39
Less: Cost of Capital (e)	2,518	2,419	4

Total Shareholder Value Added	$684	$(116)	NM

Return on Average Managed Assets: (d)
Operating Earnings	$3,227	$2,329	39
Average Managed Assets
Average Assets	$771,409	$726,841	6
Average Credit Card Securitizations	31,749	23,537	35

Average Managed Assets	$803,158	$750,378	7

(a)	Includes severance and other related costs associated with expense containment programs implemented in 2002.

(b)	Includes Occupancy Expense, Technology and Communications Expense, Amortization of Intangibles, Other Expense and Surety Settlement and Litigation Reserve.

(c)	The Firm uses the shareholder value added (“SVA”) framework to measure performance of its business segments. The table above reconciles the Firm’s net income, which is a GAAP financial measure, to SVA, which is a non-GAAP financial measure. To derive SVA, the Firm applies a cost of capital to each business segment. The capital elements and resultant capital charges provide the businesses with the financial framework to evaluate the trade-off between the use of capital by each business unit versus its return to shareholders. Capital charges are an integral part of the SVA measurement for each business.

(d)	Ratios are based on annualized amounts.

(e)	A 12% (after-tax) cost of capital, based on average economic capital, is used for the Firm. To derive shareholder value added for the business segments, a 12% (after-tax) cost of capital is applied for each business segment, except for JPMorgan Partners, which is charged a 15% (after-tax) cost of capital.

J.P. MORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO OPERATING BASIS
(in millions)

						2QTR 2003
						Over (Under)
	2QTR	1QTR	4QTR	3QTR	2QTR
	2003	2003	2002	2002	2002	1Q 2003	2Q 2002

REVENUE
TRADING REVENUE
Reported	$1,477	$1,232	$585	$(21)	$731	20%	102%
Trading-Related NII	479	683	668	386	405	(30)	18

Operating	$1,956	$1,915	$1,253	$365	$1,136	2	72

CREDIT CARD REVENUE (a)
Reported	$698	$692	$807	$806	$669	1	4
Credit Card Securitizations	(122)	(169)	(230)	(237)	(140)	28	13

Operating	$576	$523	$577	$569	$529	10	9

OTHER REVENUE
Reported	$497	$481	$290	$419	$292	3	70
Credit Card Securitizations	(24)	(4)	13	(10)	(19)	NM	(26)

Operating	$473	$477	$303	$409	$273	(1)	73

NET INTEREST INCOME
Reported	$3,063	$3,215	$2,981	$2,736	$2,882	(5)	6
Credit Card Securitizations	626	630	647	601	493	(1)	27
Trading-Related NII	(479)	(683)	(668)	(386)	(405)	30	(18)

Operating	$3,210	$3,162	$2,960	$2,951	$2,970	2	8

TOTAL REVENUE
Reported	$9,034	$8,406	$7,495	$6,947	$7,574	7	19
Credit Card Securitizations	480	457	430	354	334	5	44

Total Operating Revenue	$9,514	$8,863	$7,925	$7,301	$7,908	7	20

NONINTEREST EXPENSE
Reported	$5,832	$5,541	$7,161	$5,051	$5,194	5	12
Real Estate Reserves	—	—	—	(98)	—	NM	NM
Surety Settlement and Litigation Reserve	—	—	(1,300)	—	—	NM	NM
Merger and Restructuring Costs	—	—	(393)	(333)	(229)	NM	NM

Total Operating Expense	$5,832	$5,541	$5,468	$4,620	$4,965	5	17

CREDIT COSTS
Provision for Credit Losses — Reported	$435	$743	$921	$1,836	$821	(41)	(47)
Credit Card Securitizations	480	457	430	354	334	5	44

Credit Costs — Operating	$915	$1,200	$1,351	$2,190	$1,155	(24)	(21)

[Additional columns below]

[Continued from above table, first column(s) repeated]

			YTD 2003
	YEAR TO DATE		Over (Under)

	2003	2002	2002

REVENUE
TRADING REVENUE
Reported	$2,709	$2,030	33%
Trading-Related NII	1,162	826	41

Operating	$3,871	$2,856	36

CREDIT CARD REVENUE (a)
Reported	$1,390	$1,256	11
Credit Card Securitizations	(291)	(231)	(26)

Operating	$1,099	$1,025	7

OTHER REVENUE
Reported	$978	$449	118
Credit Card Securitizations	(28)	(39)	28

Operating	$950	$410	132

NET INTEREST INCOME
Reported	$6,278	$5,809	8
Credit Card Securitizations	1,256	925	36
Trading-Related NII	(1,162)	(826)	(41)

Operating	$6,372	$5,908	8

TOTAL REVENUE
Reported	$17,440	$15,172	15
Credit Card Securitizations	937	655	43

Total Operating Revenue	$18,377	$15,827	16

NONINTEREST EXPENSE
Reported	$11,373	$10,552	8
Real Estate Reserves	—	—	NM
Surety Settlement and Litigation Reserve	—	—	NM
Merger and Restructuring Costs	—	(484)	NM

Total Operating Expense	$11,373	$10,068	13

CREDIT COSTS
Provision for Credit Losses — Reported	$1,178	$1,574	(25)
Credit Card Securitizations	937	655	43

Credit Costs — Operating	$2,115	$2,229	(5)

(a)	Included in Fees and Commissions.

SEGMENT DETAIL

J.P. MORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratios and employees)

						2QTR 2003
						Over (Under)
	2QTR	1QTR	4QTR	3QTR	2QTR
	2003	2003	2002	2002	2002	1Q 2003	2Q 2002

OPERATING INCOME STATEMENT
REVENUE:
Trading Revenue (Includes Trading NII):
Fixed Income and Other	$1,870	$1,730	$1,298	$631	$1,034	8%	81%
Equities	155	199	(33)	(254)	96	(22)	61

	2,025	1,929	1,265	377	1,130	5	79
Investment Banking Fees	765	620	650	529	781	23	(2)
Net Interest Income	637	735	674	681	681	(13)	(6)
Fees and Commissions	403	380	370	432	429	6	(6)
Securities Gains	445	383	376	465	108	16	312
All Other Revenue	(18)	21	20	(3)	25	NM	NM

TOTAL OPERATING REVENUE	4,257	4,068	3,355	2,481	3,154	5	35

EXPENSE:
Compensation Expense	1,391	1,321	1,065	721	1,057	5	32
Noncompensation Expense	915	836	882	848	820	9	12

Operating Expense (Excludes Severance and Related Costs)	2,306	2,157	1,947	1,569	1,877	7	23
Severance and Related Costs	150	104	337	79	124	44	21

TOTAL OPERATING EXPENSE	2,456	2,261	2,284	1,648	2,001	9	23

Operating Margin	1,801	1,807	1,071	833	1,153	—	56
Credit Costs	(4)	245	489	1,316	306	NM	NM
Corporate Credit Allocation	(11)	(14)	(19)	(25)	(21)	21	48

Operating Income (Loss) Before Income Tax Expense	1,794	1,548	563	(508)	826	16	117
Income Tax Expense (Benefit)	707	602	200	(252)	319	17	122

OPERATING EARNINGS (LOSS)	$1,087	$946	$363	$(256)	$507	15	114

Average Economic Capital	$20,101	$20,825	$20,317	$19,443	$19,638	(3)	2
Average Assets	494,221	525,613	515,614	494,699	503,339	(6)	(2)
Shareholder Value Added	480	324	(258)	(849)	(86)	48	NM
Return on Economic Capital	22%	18%	7%	NM	10%	400bp	1,200bp
Overhead Ratio	58	56	68	66%	63	200	(500)
Overhead Ratio Excl. Severance and Related Costs	54	53	58	63	60	100	(600)
Compensation Expense as a % of Operating Revenue Excl. Severance and Related Costs	33	32	32	29	34	100	(100)
FULL-TIME EQUIVALENT EMPLOYEES	14,457	14,605	15,139	16,364	16,688	(1)%	(13)%

Shareholder Value Added:
Operating Earnings	$1,087	$946	$363	$(256)	$507	15	114
Less: Preferred Dividends	5	6	5	5	5	(17)	—

Adjusted Operating Earnings	1,082	940	358	(261)	502	15	116
Less: Cost of Capital	602	616	616	588	588	(2)	2

Total Shareholder Value Added	$480	$324	$(258)	$(849)	$(86)	48	NM

[Additional columns below]

[Continued from above table, first column(s) repeated]

			YTD 2003
	YEAR TO DATE		Over (Under)

	2003	2002	2002

OPERATING INCOME STATEMENT
REVENUE:
Trading Revenue (Includes Trading NII):
Fixed Income and Other	$3,600	$2,537	42%
Equities	354	297	19

	3,954	2,834	40
Investment Banking Fees	1,385	1,517	(9)
Net Interest Income	1,372	1,438	(5)
Fees and Commissions	783	817	(4)
Securities Gains	828	235	252
All Other Revenue	3	(32)	NM

TOTAL OPERATING REVENUE	8,325	6,809	22

EXPENSE:
Compensation Expense	2,712	2,187	24
Noncompensation Expense	1,751	1,725	2

Operating Expense (Excludes Severance and Related Costs)	4,463	3,912	14
Severance and Related Costs	254	171	49

TOTAL OPERATING EXPENSE	4,717	4,083	16

Operating Margin	3,608	2,726	32
Credit Costs	241	588	(59)
Corporate Credit Allocation	(25)	(43)	42

Operating Income (Loss) Before Income Tax Expense	3,342	2,095	60
Income Tax Expense (Benefit)	1,309	819	60

OPERATING EARNINGS (LOSS)	$2,033	$1,276	59

Average Economic Capital	$20,461	$19,934	3
Average Assets	509,830	485,576	5
Shareholder Value Added	804	79	NM
Return on Economic Capital	20%	13%	700bp
Overhead Ratio	57	60	(300)
Overhead Ratio Excl. Severance and Related Costs	54	57	(300)
Compensation Expense as a % of Operating Revenue Excl. Severance and Related Costs	33	32	100
Shareholder Value Added:
Operating Earnings	$2,033	$1,276	59%
Less: Preferred Dividends	11	11	—

Adjusted Operating Earnings	2,022	1,265	60
Less: Cost of Capital	1,218	1,186	3

Total Shareholder Value Added	$804	$79	NM

J.P. MORGAN CHASE & CO. INVESTMENT BANK BUSINESS-RELATED METRICS (in millions)

						2QTR 2003
						Over (Under)
	2QTR	1QTR	4QTR	3QTR	2QTR
	2003	2003	2002	2002	2002	1Q 2003	2Q 2002

BUSINESS REVENUE:
INVESTMENT BANKING FEES
Advisory	$162	$160	$216	$139	$194	1%	(16)%
Underwriting and Other Fees	603	460	434	390	587	31	3

TOTAL	765	620	650	529	781	23	(2)

CAPITAL MARKETS & LENDING
Fixed Income	2,176	1,992	1,580	909	1,289	9	69
Treasury	627	607	578	607	269	3	133
Credit Portfolio	299	413	356	440	442	(28)	(32)
Equities	390	436	191	(4)	373	(11)	5

TOTAL	3,492	3,448	2,705	1,952	2,373	1	47

TOTAL OPERATING REVENUE	$4,257	$4,068	$3,355	$2,481	$3,154	5	35

MEMO:
CAPITAL MARKETS & LENDING TOTAL RETURN REVENUE (a)
Fixed Income	$2,113	$1,954	$1,497	$943	$1,362	8	55
Treasury	438	536	464	364	215	(18)	104
Credit Portfolio	299	413	356	440	442	(28)	(32)
Equities	390	436	191	(4)	373	(11)	5

TOTAL	$3,240	$3,339	$2,508	$1,743	$2,392	(3)	35

MARKET SHARE / RANKINGS: (b)
Global Syndicated Loans	24% / #1	14% / #1	20% / #1	22% / #1	28% / #1
U.S. Investment-Grade Bonds	17% / #2	15% / #2	14% / #2	15% / #2	19% / #2
Euro-Denominated Corporate International Bonds	5% / #7	4% / #10	7% / #4	5% / #9	5% / #7
Global Equity and Equity-Related	9% / #4	10% / #3	3% / #9	2% / #15	6% / #7
U.S. Equity and Equity-Related	12% / #4	16% / #1	5% / #7	3% / #8	9% / #5
Global Announced M&A	13% / #7	22% / #2	15% / #5	12% / #7	17% / #3

[Additional columns below]

[Continued from above table, first column(s) repeated]

			YTD 2003
	YEAR TO DATE		Over (Under)

	2003	2002	2002

BUSINESS REVENUE:
INVESTMENT BANKING FEES
Advisory	$322	$388	(17)%
Underwriting and Other Fees	1,063	1,129	(6)

TOTAL	1,385	1,517	(9)

CAPITAL MARKETS & LENDING
Fixed Income	4,168	3,052	37
Treasury	1,234	654	89
Credit Portfolio	712	771	(8)
Equities	826	815	1

TOTAL	6,940	5,292	31

TOTAL OPERATING REVENUE	$8,325	$6,809	22

MEMO:
CAPITAL MARKETS & LENDING TOTAL RETURN REVENUE (a)
Fixed Income	$4,067	$3,083	32
Treasury	974	685	42
Credit Portfolio	712	771	(8)
Equities	826	815	1

TOTAL	$6,579	$5,354	23

MARKET SHARE / RANKINGS: (b)
Global Syndicated Loans	20% / #1	25% / #1
U.S. Investment-Grade Bonds	15% / #2	17% / #2
Euro-Denominated Corporate International Bonds	5% / #8	6% / #5
Global Equity and Equity-Related	10% / #4	5% / #7
U.S. Equity and Equity-Related	13% / #3	7% / #6
Global Announced M&A	17% / #3	15% / #6

(a)	Total return revenue includes operating revenues plus the unrealized gains or losses on third-party or internally transfer-priced assets and liabilities in treasury and fixed income activities, which are not accounted for on a mark-to-market basis through earnings.

(b)	Derived from Thomson Financial Securities Data which reflects subsequent updates to prior period information. Global announced M&A is based on rank value; all other rankings are based on proceeds, with full credit to each book manager/equal if joint. U.S. Equity and Equity-Related adjusted to reflect all equity issuances in the U.S. market for both U.S. and non-U.S. issuers.

J.P. MORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						2QTR 2003
						Over (Under)
	2QTR	1QTR	4QTR	3QTR	2QTR
	2003	2003	2002	2002	2002	1Q 2003	2Q 2002

OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$632	$598	$581	$605	$621	6%	2%
Net Interest Income	312	299	314	312	310	4	1
All Other Revenue	40	38	46	112	60	5	(33)

TOTAL OPERATING REVENUE	984	935	941	1,029	991	5	(1)

EXPENSE:
Compensation Expense	320	319	285	290	302	—	6
Noncompensation Expense	478	425	467	450	449	12	6

TOTAL OPERATING EXPENSE	798	744	752	740	751	7	6

Operating Margin	186	191	189	289	240	(3)	(23)
Credit Costs	1	1	2	(1)	(1)	NM	NM
Corporate Credit Allocation	11	14	19	25	21	(21)	(48)

Operating Income Before Income Tax Expense	196	204	206	315	262	(4)	(25)
Income Tax Expense	69	73	77	114	97	(5)	(29)

OPERATING EARNINGS	$127	$131	$129	$201	$165	(3)	(23)

Average Economic Capital	$2,768	$2,759	$2,720	$2,603	$2,662	—	4
Average Assets	20,165	17,504	19,279	15,943	18,919	15	7
Shareholder Value Added	43	49	46	122	85	(12)	(49)
Return on Economic Capital	18%	19%	19%	31%	25%	(100) bp	(700) bp
Overhead Ratio	81	80	80	72	76	100	500
Assets under Custody (in billions)	$6,777	$6,269	$6,336	$6,251	$6,417	8%	6%

FULL-TIME EQUIVALENT EMPLOYEES	14,388	14,344	14,435	14,734	14,857	—	(3)

Shareholder Value Added: Operating Earnings	$127	$131	$129	$201	$165	(3)	(23)
Less: Preferred Dividends	—	1	—	1	—	NM	NM

Adjusted Operating Earnings	127	130	129	200	165	(2)	(23)
Less: Cost of Capital	84	81	83	78	80	4	5

Total Shareholder Value Added	$43	$49	$46	$122	$85	(12)	(49)

OPERATING REVENUE BY BUSINESS:
Treasury Services	$472	$479	$470	$467	$440	(1)	7
Investor Services	359	340	334	384	416	6	(14)
Institutional Trust Services	239	205	225	221	222	17	8
Other	(86)	(89)	(88)	(43)	(87)	3	1

Total Treasury & Securities Services	$984	$935	$941	$1,029	$991	5	(1)

[Additional columns below]

[Continued from above table, first column(s) repeated]

			YTD 2003
	YEAR TO DATE		Over (Under)

	2003	2002	2002

OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$1,230	$1,227	—%
Net Interest Income	611	611	—
All Other Revenue	78	95	(18)

TOTAL OPERATING REVENUE	1,919	1,933	(1)

EXPENSE:
Compensation Expense	639	606	5
Noncompensation Expense	903	894	1

TOTAL OPERATING EXPENSE	1,542	1,500	3

Operating Margin	377	433	(13)
Credit Costs	2	—	NM
Corporate Credit Allocation	25	43	(42)

Operating Income Before Income Tax Expense	400	476	(16)
Income Tax Expense	142	175	(19)

OPERATING EARNINGS	$258	$301	(14)

Average Economic Capital	$2,764	$2,727	1
Average Assets	18,842	17,954	5
Shareholder Value Added	92	138	(33)
Return on Economic Capital	19%	22%	(300) bp
Overhead Ratio	80	78	200
Assets under Custody (in billions)

FULL-TIME EQUIVALENT EMPLOYEES

Shareholder Value Added:
Operating Earnings	$258	$301	(14)%
Less: Preferred Dividends	1	1	—

Adjusted Operating Earnings	257	300	(14)
Less: Cost of Capital	165	162	2

Total Shareholder Value Added	$92	$138	(33)

OPERATING REVENUE BY BUSINESS:
Treasury Services	$951	$887	7
Investor Services	699	797	(12)
Institutional Trust Services	444	425	4
Other	(175)	(176)	1

Total Treasury & Securities Services	$1,919	$1,933	(1)

J.P. MORGAN CHASE & CO. INVESTMENT MANAGEMENT & PRIVATE BANKING FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

							2QTR 2003
							Over (Under)
	2QTR		1QTR	4QTR	3QTR	2QTR
	2003		2003	2002	2002	2002	1Q 2003	2Q 2002

OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$509		$511	$507	$519	$560	—%	(9)%
Net Interest Income	118		116	107	117	113	2	4
All Other Revenue	57		16	38	59	56	256	2

TOTAL OPERATING REVENUE	684		643	652	695	729	6	(6)

EXPENSE:
Compensation Expense	290		285	311	267	261	2	11
Noncompensation Expense	288		289	315	296	315	—	(9)

TOTAL OPERATING EXPENSE	578		574	626	563	576	1	—

Operating Margin	106		69	26	132	153	54	(31)
Credit Costs	—		6	12	26	23	NM	NM

Operating Income Before Income Tax Expense	106		63	14	106	130	68	(18)
Income Tax Expense	37		27	2	38	48	37	(23)

OPERATING EARNINGS	$69		$36	$12	$68	$82	92	(16)

Average Economic Capital	$5,481		$5,432	$5,540	$5,607	$5,741	1	(5)
Average Assets	33,929		32,346	33,522	34,968	36,478	5	(7)
Shareholder Value Added	(97)		(126)	(155)	(104)	(92)	23	(5)
Tangible Shareholder Value Added	29		(1)	(28)	26	37	NM	(22)
Return on Economic Capital	5%		3%	1%	5%	6%	200 bp	(100) bp
Tangible Return on Economic Capital	21		12	5	19	21	900	—
Overhead Ratio	85		89	96	81	79	(400)	600
Pre-Tax Margin Ratio	15		10	2	15	18	500	(300)

FULL-TIME EQUIVALENT EMPLOYEES	7,884		7,510	7,827	8,080	8,103	5%	(3)%

Shareholder Value Added:
Operating Earnings	$69		$36	$12	$68	$82	92	(16)
Less: Preferred Dividends	1		2	1	2	1	(50)	—

Adjusted Operating Earnings	68		34	11	66	81	100	(16)
Less: Cost of Capital	165		160	166	170	173	3	(5)

Total Shareholder Value Added	$(97)		$(126)	$(155)	$(104)	$(92)	23	(5)

ASSETS UNDER SUPERVISION (in billions)
Client Segment:
Retail	$84	(a)	$72	$80	$77	$89	17	(6)
Private Banking	130	(a)	125	130	126	138	4	(6)
Institutional	298	(a)	298	305	298	318	—	(6)

Assets under Management	512	(a)	495	515	501	545	3	(6)
Custody / brokerage / administration / deposits	182	(a)	127	129	131	140	43	30

Assets under Supervision	$694	(a)	$622	$644	$632	$685	12	1

Geographic Region:
Americas	$348	(a)	$350	$362	$352	$381	(1)	(9)
Europe and Asia	164	(a)	145	153	149	164	13	—

Assets under Management	512	(a)	495	515	501	545	3	(6)
Custody / brokerage / administration / deposits	182	(a)	127	129	131	140	43	30

Assets under Supervision	$694	(a)	$622	$644	$632	$685	12	1

Product Class:
Liquidity	$140	(a)	$144	$144	$130	$131	(3)	7
Fixed Income	150	(a)	144	149	150	156	4	(4)
Equities and Other	222	(a)	207	222	221	258	7	(14)

Assets under Management	512	(a)	495	515	501	545	3	(6)
Custody / brokerage / administration / deposits	182	(a)	127	129	131	140	43	30

Assets under Supervision	$694	(a)	$622	$644	$632	$685	12	1

[Additional columns below]

[Continued from above table, first column(s) repeated]

			YTD 2003
	YEAR TO DATE		Over (Under)

	2003	2002	2002

OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$1,020	$1,150	(11)%
Net Interest Income	234	225	4
All Other Revenue	73	119	(39)

TOTAL OPERATING REVENUE	1,327	1,494	(11)

EXPENSE:
Compensation Expense	575	547	5
Noncompensation Expense	577	610	(5)

TOTAL OPERATING EXPENSE	1,152	1,157	—

Operating Margin	175	337	(48)
Credit Costs	6	46	(87)

Operating Income Before Income Tax Expense	169	291	(42)
Income Tax Expense	64	109	(41)

OPERATING EARNINGS	$105	$182	(42)

Average Economic Capital	$5,457	$5,714	(4)
Average Assets	33,142	37,238	(11)
Shareholder Value Added	(223)	(162)	(38)
Tangible Shareholder Value Added	28	96	(71)
Return on Economic Capital	4%	6%	(200) bp
Tangible Return on Economic Capital	16	24	(800)
Overhead Ratio	87	77	1,000
Pre-Tax Margin Ratio	13	19	(600)

Shareholder Value Added:
Operating Earnings	$105	$182	(42)%
Less: Preferred Dividends	3	3	—

Adjusted Operating Earnings	102	179	(43)
Less: Cost of Capital	325	341	(5)

Total Shareholder Value Added	$(223)	$(162)	(38)

(a)	Estimated

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS FINANCIAL HIGHLIGHTS (in millions, except employees)

	2QTR	1QTR	4QTR	3QTR	2QTR
	2003	2003	2002	2002	2002

OPERATING INCOME STATEMENT
REVENUE:
Direct Investments:
Realized Cash Gains (Net)	$153	$46	$144	$91	$91
Write-downs / Write-offs	(177)	(176)	(225)	(210)	(206)
Mark-to-Market	147	(6)	108	(120)	(20)

Total Direct Investments	123	(136)	27	(239)	(135)
Third Party Funds (Net)	(145)	(94)	(80)	(60)	9

Total Private Equity Gains (Losses)	(22)	(230)	(53)	(299)	(126)
Net Interest Income (Loss)	(58)	(62)	(58)	(63)	(74)
Fees and Other Revenue	10	14	28	3	7

TOTAL OPERATING REVENUE	(70)	(278)	(83)	(359)	(193)

EXPENSE:
Compensation Expense	36	34	24	33	34
Noncompensation Expense	38	29	45	46	39

TOTAL OPERATING EXPENSE	74	63	69	79	73

Operating Income (Loss) Before Income Tax Expense	(144)	(341)	(152)	(438)	(266)
Income Tax Expense (Benefit)	(53)	(124)	(56)	(160)	(98)

OPERATING EARNINGS (LOSS)	$(91)	$(217)	$(96)	$(278)	$(168)

Average Economic Capital	$5,916	$5,985	$6,102	$6,183	$6,330
Average Assets	9,008	9,428	9,629	9,404	9,611
Shareholder Value Added	(314)	(440)	(327)	(514)	(407)

FULL-TIME EQUIVALENT EMPLOYEES	329	342	357	364	357

Shareholder Value Added:
Operating Earnings	$(91)	$(217)	$(96)	$(278)	$(168)
Less: Preferred Dividends	1	2	2	2	2

Adjusted Operating Earnings	(92)	(219)	(98)	(280)	(170)
Less: Cost of Capital	222	221	229	234	237

Total Shareholder Value Added	$(314)	$(440)	$(327)	$(514)	$(407)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2QTR 2003				YTD 2003
	Over (Under)		YEAR TO DATE		Over (Under)

	1Q 2003	2Q 2002	2003	2002	2002

OPERATING INCOME STATEMENT
REVENUE:
Direct Investments:
Realized Cash Gains (Net)	233%	68%	$199	$217	(8)%
Write-downs / Write-offs	(1)	14	(353)	(390)	9
Mark-to-Market	NM	NM	141	(198)	NM

Total Direct Investments	NM	NM	(13)	(371)	96
Third Party Funds (Net)	(54)	NM	(239)	(10)	NM

Total Private Equity Gains (Losses)	90	83	(252)	(381)	34
Net Interest Income (Loss)	6	22	(120)	(147)	18
Fees and Other Revenue	(29)	43	24	27	(11)

TOTAL OPERATING REVENUE	75	64	(348)	(501)	31

EXPENSE:
Compensation Expense	6	6	70	71	(1)
Noncompensation Expense	31	(3)	67	80	(16)

TOTAL OPERATING EXPENSE	17	1	137	151	(9)

Operating Income (Loss) Before Income Tax Expense	58	46	(485)	(652)	26
Income Tax Expense (Benefit)	57	46	(177)	(239)	26

OPERATING EARNINGS (LOSS)	58	46	$(308)	$(413)	25

Average Economic Capital	(1)	(7)	$5,950	$6,447	(8)
Average Assets	(4)	(6)	9,217	9,841	(6)
Shareholder Value Added	29	23	(754)	(897)	16

FULL-TIME EQUIVALENT EMPLOYEES	(4)	(8)

Shareholder Value Added:
Operating Earnings	58	46	$(308)	$(413)	25
Less: Preferred Dividends	(50)	(50)	3	4	(25)

Adjusted Operating Earnings	58	46	(311)	(417)	25
Less: Cost of Capital	—	(6)	443	480	(8)

Total Shareholder Value Added	29	23	$(754)	$(897)	16

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS INVESTMENT PORTFOLIO — PRIVATE AND PUBLIC SECURITIES (in millions)

						Jun 30, 2003
						Over (Under)

	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31		Jun 30
	2003	2003	2002	2002	2002	2003		2002

PORTFOLIO INFORMATION
Public Securities (79 companies) (a) (b)
Carrying Value	$591	$478	$520	$488	$695		24%	(15)%
Cost	531	624	663	764	860		(15)	(38)
Private Direct Securities (913 companies) (b)
Carrying Value	5,766	5,912	5,865	5,694	5,707		(2)	1
Cost	7,351	7,439	7,316	7,186	7,066		(1)	4
Private Fund Investments (306 funds) (b)
Carrying Value	1,544	1,780	1,843	1,831	1,827		(13)	(15)
Cost	2,121	2,360	2,333	2,216	2,164		(10)	(2)

Total Investment Portfolio — Carrying Value	$7,901	$8,170	$8,228	$8,013	$8,229		(3)	(4)

Total Investment Portfolio — Cost	$10,003	$10,423	$10,312	$10,166	$10,090		(4)	(1)

% of Portfolio to the Firm’s Common Equity	18%	19%	20%	19%	20%	(100	)bp	(200	)bp

(a)	Publicly traded positions only. Quoted public value was $868 million at June 30, 2003.

(b)	Represents the number of companies and funds at June 30, 2003.

J.P. MORGAN CHASE & CO. CHASE FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						2QTR 2003
						Over (Under)
	2QTR	1QTR	4QTR	3QTR	2QTR
	2003	2003	2002	2002	2002	1Q 2003	2Q 2002

OPERATING INCOME STATEMENT
REVENUE:
Net Interest Income	$2,423	$2,319	$2,128	$2,107	$2,072	4%	17%
Fees and Commissions	816	935	603	1,233	1,134	(13)	(28)
Securities Gains	324	102	375	112	19	218	NM
All Other Revenue	414	340	228	216	175	22	137

TOTAL OPERATING REVENUE	3,977	3,696	3,334	3,668	3,400	8	17

EXPENSE:
Compensation Expense	762	733	634	677	668	4	14
Noncompensation Expense	1,002	1,021	1,078	981	958	(2)	5

TOTAL OPERATING EXPENSE	1,764	1,754	1,712	1,658	1,626	1	8

Operating Margin	2,213	1,942	1,622	2,010	1,774	14	25
Credit Costs	817	877	875	823	736	(7)	11

Operating Income Before Income Tax Expense	1,396	1,065	747	1,187	1,038	31	34
Income Tax Expense	513	388	280	427	389	32	32

OPERATING EARNINGS	$883	$677	$467	$760	$649	30	36

Average Economic Capital	$8,661	$8,469	$8,516	$8,637	$8,716	2	(1)
Average Managed Assets (a)	217,304	202,341	188,478	178,825	175,555	7	24
Shareholder Value Added	621	424	207	496	386	46	61
Return on Economic Capital	41%	32%	22%	35%	30%	900bp	1,100bp
Overhead Ratio	44	47	51	45	48	(300)	(400)
FULL-TIME EQUIVALENT EMPLOYEES	45,349	44,393	43,612	42,910	42,642	2%	6%

Shareholder value added:
Operating Earnings	$883	$677	$467	$760	$649	30	36
Less: Preferred Dividends	2	3	2	3	2	(33)	—

Adjusted Operating Earnings	881	674	465	757	647	31	36
Less: Cost of Capital	260	250	258	261	261	4	—

Total Shareholder Value Added	$621	$424	$207	$496	$386	46	61

CHASE FINANCIAL SERVICES’ BUSINESSES
CHASE HOME FINANCE:
Operating Revenue	$1,320	$1,137	$637	$971	$770	16	71
Operating Expense	375	361	380	312	312	4	20
Operating Earnings	568	431	146	385	261	32	118
CHASE CARDMEMBER SERVICES:
Operating Revenue	$1,520	$1,469	$1,571	$1,557	$1,486	3	2
Operating Expense	540	535	610	547	523	1	3
Operating Earnings	173	153	140	232	166	13	4
CHASE AUTO FINANCE:
Operating Revenue	$223	$199	$187	$165	$165	12	35
Operating Expense	72	67	65	61	61	7	18
Operating Earnings	68	39	36	24	79	74	(14)
CHASE REGIONAL BANKING:
Operating Revenue	$658	$632	$694	$699	$713	4	(8)
Operating Expense	572	564	565	550	553	1	3
Operating Earnings	42	36	79	76	90	17	(53)
CHASE MIDDLE MARKET:
Operating Revenue	$355	$364	$358	$377	$362	(2)	(2)
Operating Expense	218	210	225	201	210	4	4
Operating Earnings	82	91	57	94	90	(10)	(9)

[Additional columns below]

[Continued from above table, first column(s) repeated]

			YTD 2003
	YEAR TO DATE		Over (Under)

	2003	2002	2002

OPERATING INCOME STATEMENT
REVENUE:
Net Interest Income	$4,742	$4,058	17%
Fees and Commissions	1,751	2,028	(14)
Securities Gains	426	6	NM
All Other Revenue	754	363	108

TOTAL OPERATING REVENUE	7,673	6,455	19

EXPENSE:
Compensation Expense	1,495	1,313	14
Noncompensation Expense	2,023	1,857	9

TOTAL OPERATING EXPENSE	3,518	3,170	11

Operating Margin	4,155	3,285	26
Credit Costs	1,694	1,462	16

Operating Income Before Income Tax Expense	2,461	1,823	35
Income Tax Expense	901	688	31

OPERATING EARNINGS	$1,560	$1,135	37

Average Economic Capital	$8,565	$8,661	(1)
Average Managed Assets (a)	209,864	175,574	20
Shareholder Value Added	1,045	615	70
Return on Economic Capital	37%	26%	1,100bp
Overhead Ratio	46	49	(300)
FULL-TIME EQUIVALENT EMPLOYEES

Shareholder value added:
Operating Earnings	$1,560	$1,135	37%
Less: Preferred Dividends	5	5	—

Adjusted Operating Earnings	1,555	1,130	38
Less: Cost of Capital	510	515	(1)

Total Shareholder Value Added	$1,045	$615	70

CHASE FINANCIAL SERVICES’ BUSINESSES
CHASE HOME FINANCE:
Operating Revenue	$2,457	$1,297	89
Operating Expense	736	609	21
Operating Earnings	999	389	157
CHASE CARDMEMBER SERVICES:
Operating Revenue	$2,989	$2,838	5
Operating Expense	1,075	1,004	7
Operating Earnings	326	304	7
CHASE AUTO FINANCE:
Operating Revenue	$422	$336	26
Operating Expense	139	122	14
Operating Earnings	107	109	(2)
CHASE REGIONAL BANKING:
Operating Revenue	$1,290	$1,440	(10)
Operating Expense	1,136	1,111	2
Operating Earnings	78	204	(62)
CHASE MIDDLE MARKET:
Operating Revenue	$719	$733	(2)
Operating Expense	428	416	3
Operating Earnings	173	173	—

(a) Includes credit card receivables that have been securitized.

J.P. MORGAN CHASE & CO. CHASE FINANCIAL SERVICES BUSINESS-RELATED METRICS (in billions, except ratios and where otherwise noted)

							2QTR 2003
							Over (Under)
	2QTR		1QTR	4QTR	3QTR	2QTR
	2003		2003	2002	2002	2002	1Q 2003	2Q 2002

Chase Home Finance
Originations:
Retail, Wholesale and Correspondent	$55		$41	$40	$29	$22	34%	150%
Correspondent Negotiated Transactions	23		21	21	7	5	10	360
Loans Serviced	437		432	426	435	436	1	—
End-of-Period Outstandings	74.5		67.3	63.6	55.6	53.6	11	39
Total Average Loans Owned	71.2		64.4	59.7	54.2	54.1	11	32
MSR Carrying Value	3.0		3.2	3.2	3.6	5.7	(6)	(47)
Number of Customers (in millions)	3.9		4.0	4.0	4.0	4.0	(3)	(3)
Net Charge-Off Ratio	0.18%		0.20%	0.27%	0.21%	0.30%	(2)bp	(12)bp
Overhead Ratio	28		32	60	32	41	(400)	(1,300)
Chase Cardmember Services — Managed Basis
End-of-Period Outstandings	$51.0		$50.6	$51.1	$51.1	$49.5	1%	3%
Average Outstandings	50.7		50.9	50.7	50.4	48.9	—	4
Total Purchases & Cash Advances (a)	22.2		20.7	21.2	23.0	20.9	7	6
Total Accounts (in millions)	30.3		29.8	29.2	28.6	28.1	2	8
Active Accounts (in millions)	16.4		16.5	16.5	16.5	16.3	(1)	1
Net Charge-Off Ratio	6.01%		5.87%	5.75%	5.59%	6.41%	14bp	(40)bp
30+ Day Delinquency Rate	4.40		4.59	4.67	4.47	4.17	(19)	23
Overhead Ratio	36		36	39	35	35	—	100
Chase Auto Finance
Loan and Lease Receivables	$41.7		$41.1	$37.4	$33.8	$29.3	1%	42%
Average Loan and Lease Receivables	41.7		39.6	35.8	31.5	29.6	5	41
Auto Origination Volume	7.9		7.4	6.8	7.6	5.2	7	52
Auto Market Share	6.8	%(c)	6.7%	5.7%	5.8%	5.1%	10bp	170bp
Net Charge-Off Ratio	0.37		0.48	0.53	0.59	0.38	(11)	(1)
Overhead Ratio	32		34	35	37	37	(200)	(500)
Chase Regional Banking
Total Average Deposits	$74.5		$72.6	$70.1	$70.1	$69.9	3%	7%
Total Average Assets Under Management (b)	108.1	(c)	105.3	102.6	102.6	104.3	3	4
Number of Branches	527		527	528	533	533	—	(1)
Number of ATMs	1,735	(c)	1,870	1,876	1,884	1,878	(7)	(8)
Overhead Ratio	87%		89%	82%	79%	78%	(200)bp	900bp
Chase Middle Market
Total Average Loans	$14.3		$14.3	$14.1	$13.7	$13.5	—%	6%
Total Average Deposits	26.9		28.0	25.8	24.0	24.0	(4)	12
Nonperforming Average Loans as a % of Total Average Loans	1.24%		1.42%	1.59%	1.95%	1.89%	(18)bp	(65)bp
Overhead Ratio	61		58	63	53	58	300	300

[Additional columns below]

[Continued from above table, first column(s) repeated]

			YTD 2003
	YEAR TO DATE		Over (Under)

	2003	2002	2002

Chase Home Finance
Originations:
Retail, Wholesale and Correspondent	$96	$44	118%
Correspondent Negotiated Transactions	44	15	193
Loans Serviced	437	436	—
End-of-Period Outstandings	74.5	53.6	39
Total Average Loans Owned	67.1	56.2	19
MSR Carrying Value	3.0	5.7	(47)
Number of Customers (in millions)	3.9	4.0	(3)
Net Charge-Off Ratio	0.19%	0.26%	(7)bp
Overhead Ratio	30	47	(1,700)
Chase Cardmember Services — Managed Basis
End-of-Period Outstandings	$51.0	$49.5	3%
Average Outstandings	50.8	47.6	7
Total Purchases & Cash Advances (a)	42.9	39.8	8
Total Accounts (in millions)	30.3	28.1	8
Active Accounts (in millions)	16.4	16.3	1
Net Charge-Off Ratio	5.94%	6.12%	(18)bp
30+ Day Delinquency Rate	4.40	4.17	23
Overhead Ratio	36	35	100
Chase Auto Finance
Loan and Lease Receivables	$41.7	$29.3	42%
Average Loan and Lease Receivables	40.7	29.8	37
Auto Origination Volume	15.3	10.9	40
Auto Market Share	6.8%	5.1%	170bp
Net Charge-Off Ratio	0.42	0.45	(3)
Overhead Ratio	33	36	(300)
Chase Regional Banking
Total Average Deposits	$73.6	$69.5	6%
Total Average Assets Under Management (b)	106.9	104.6	2
Number of Branches	527	533	(1)
Number of ATMs	1,735	1,878	(8)
Overhead Ratio	88%	77%	1,100bp
Chase Middle Market
Total Average Loans	$14.3	$13.5	6%
Total Average Deposits	27.5	23.4	18
Nonperforming Average Loans as a % of Total Average Loans	1.33%	2.02%	(69)bp
Overhead Ratio	60	57	300

(a) Sum of total customer purchases, cash advances and balance transfers.
(b) Assets under management includes deposits.
(c) Estimated

SUPPLEMENTAL DETAIL

J.P. MORGAN CHASE & CO. NONINTEREST REVENUE AND NONINTEREST EXPENSE DETAIL ON A REPORTED BASIS (in millions)

						2QTR 2003
						Over (Under)
	2QTR	1QTR	4QTR	3QTR	2QTR
	2003	2003	2002	2002	2002	1Q 2003	2Q 2002

NONINTEREST REVENUE
Investment Banking Fees:
Advisory	$156	$166	$233	$143	$189	(6)%	(17)%
Underwriting:
Equity	163	108	84	57	184	51	(11)
Debt	460	342	361	345	412	35	12

Total	$779	$616	$678	$545	$785	26	(1)

Trading-Related Revenue: (a)
Equities	$151	$194	$(20)	$(211)	$120	(22)	26
Fixed Income and Other	1,805	1,721	1,273	576	1,016	5	78

Total	$1,956	$1,915	$1,253	$365	$1,136	2	72

Fees and Commissions:
Investment Management, Custody and Processing Services	$891	$885	$863	$923	$981	1	(9)
Credit Card Revenue	698	692	807	806	669	1	4
Brokerage and Investment Services	321	277	273	321	333	16	(4)
Mortgage Servicing Fees, Net of Amortization, Writedowns and Derivatives Hedging	(94)	90	(330)	323	257	NM	NM
Other Lending-Related Service Fees	127	124	160	128	128	2	(1)
Deposit Service Fees	284	285	277	288	273	—	4
Other Fees	252	245	232	216	244	3	3

Total	$2,479	$2,598	$2,282	$3,005	$2,885	(5)	(14)

Other Revenue:
Residential Mortgage Origination/Sales Activities	$439	$378	$212	$213	$146	16	201
All Other Revenue	58	103	78	206	146	(44)	(60)

Total	$497	$481	$290	$419	$292	3	70

NONINTEREST EXPENSE
Other Expense:
Professional Services	$324	$325	$378	$307	$311	—	4
Outside Services	310	272	249	256	240	14	29
Marketing	167	164	220	179	144	2	16
Travel and Entertainment	102	89	96	102	112	15	(9)
All Other	250	310	351	324	311	(19)	(20)

Total	$1,153	$1,160	$1,294	$1,168	$1,118	(1)	3

[Additional columns below]

[Continued from above table, first column(s) repeated]

			YTD 2003
	YEAR TO DATE		Over (Under)

	2003	2002	2002

NONINTEREST REVENUE
Investment Banking Fees:
Advisory	$322	$380	(15)%
Underwriting:
Equity	271	323	(16)
Debt	802	837	(4)

Total	$1,395	$1,540	(9)

Trading-Related Revenue: (a)
Equities	$345	$343	1
Fixed Income and Other	3,526	2,513	40

Total	$3,871	$2,856	36

Fees and Commissions:
Investment Management, Custody and Processing Services	$1,776	$1,973	(10)
Credit Card Revenue	1,390	1,256	11
Brokerage and Investment Services	598	637	(6)
Mortgage Servicing Fees, Net of Amortization, Writedowns and Derivatives Hedging	(4)	305	NM
Other Lending-Related Service Fees	251	258	(3)
Deposit Service Fees	569	563	1
Other Fees	497	477	4

Total	$5,077	$5,469	(7)

Other Revenue:
Residential Mortgage Origination/Sales Activities	$817	$246	232
All Other Revenue	161	203	(21)

Total	$978	$449	118

NONINTEREST EXPENSE
Other Expense:
Professional Services	$649	$618	5
Outside Services	582	489	19
Marketing	331	290	14
Travel and Entertainment	191	213	(10)
All Other	560	716	(22)

Total	$2,313	$2,326	(1)

(a)	Includes trading-related net interest income. See reconciliation from reported to operating basis on page 6.

J.P. MORGAN CHASE & CO. CONSOLIDATED BALANCE SHEET (in millions)

						Jun 30, 2003
						Over (Under)

	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2003	2003	2002	2002	2002	2003	2002

ASSETS
Cash and Due from Banks	$23,398	$22,229	$19,218	$18,159	$21,878	5%	7%
Deposits with Banks	10,393	6,896	8,942	13,447	10,517	51	(1)
Federal Funds Sold and Securities Purchased under Resale Agreements	69,748	69,764	65,809	63,748	71,740	—	(3)
Securities Borrowed	41,067	39,188	34,143	35,283	48,429	5	(15)
Trading Assets:
Debt and Equity Instruments	139,275	146,783	165,199	151,264	159,746	(5)	(13)
Derivative Receivables	93,602	86,649	83,102	87,518	69,858	8	34
Securities	82,549	85,178	84,463	79,768	64,526	(3)	28
Loans (Net of Allowance for Loan Losses)	222,307	212,256	211,014	206,215	207,080	5	7
Private Equity Investments	7,901	8,170	8,228	8,013	8,229	(3)	(4)
Goodwill	8,132	8,122	8,096	8,108	8,089	—	1
Mortgage Servicing Rights	2,967	3,235	3,230	3,606	5,689	(8)	(48)
Other Intangibles:
Purchased Credit Card Relationships	1,141	1,205	1,269	1,337	1,426	(5)	(20)
All Other Intangibles	320	294	307	311	313	9	2
Other Assets	99,803	65,187	65,780	64,982	63,026	53	58

TOTAL ASSETS	$802,603	$755,156	$758,800	$741,759	$740,546	6	8

LIABILITIES
Deposits:
Noninterest-Bearing	$88,096	$77,822	$82,029	$74,724	$73,529	13	20
Interest-Bearing	230,152	222,845	222,724	217,447	220,300	3	4

Total Deposits	318,248	300,667	304,753	292,171	293,829	6	8
Federal Funds Purchased and Securities Sold under Repurchase Agreements	155,330	160,221	169,483	154,745	162,656	(3)	(5)
Commercial Paper	12,382	14,039	16,591	13,775	14,561	(12)	(15)
Other Borrowed Funds	12,176	12,848	8,946	12,646	17,352	(5)	(30)
Trading Liabilities:
Debt and Equity Instruments	72,825	64,427	66,864	71,607	67,952	13	7
Derivative Payables	72,831	64,804	66,227	70,593	55,575	12	31
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	64,072	46,776	38,440	38,233	38,083	37	68
Long-Term Debt	44,479	42,851	39,751	39,113	42,363	4	5
Guaranteed Preferred Beneficial Interests in the Firm’s Junior Subordinated Deferrable Interest Debentures	5,439	5,439	5,439	5,439	5,439	—	—

TOTAL LIABILITIES	757,782	712,072	716,494	698,322	697,810	6	9
STOCKHOLDERS’ EQUITY
Preferred Stock	1,009	1,009	1,009	1,009	1,009	—	—
Common Stock	2,036	2,032	2,024	2,023	2,020	—	1
Capital Surplus	12,898	12,477	13,222	13,113	13,111	3	(2)
Retained Earnings	27,633	26,538	25,851	26,940	27,605	4	—
Accumulated Other Comprehensive Income	1,293	1,113	1,227	1,465	79	16	NM
Treasury Stock, at Cost	(48)	(85)	(1,027)	(1,113)	(1,088)	44	96

TOTAL STOCKHOLDERS’ EQUITY	44,821	43,084	42,306	43,437	42,736	4	5

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$802,603	$755,156	$758,800	$741,759	$740,546	6	8

J.P. MORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEET AND ANNUALIZED YIELDS (in millions, except rates)

						2QTR 2003
						Over (Under)
	2QTR	1QTR	4QTR	3QTR	2QTR
	2003	2003	2002	2002	2002	1Q 2003	2Q 2002

AVERAGE BALANCES
ASSETS
Deposits with Banks	$7,061	$9,998	$13,074	$13,071	$9,287	(29)%	(24)%
Federal Funds Sold and Securities Purchased under Resale Agreements	76,690	87,657	88,974	83,402	83,317	(13)	(8)
Securities and Trading Assets	225,333	246,007	229,120	205,232	201,512	(8)	12
Securities Borrowed	42,160	38,654	40,673	41,881	46,537	9	(9)
Loans	219,950	215,882	211,489	205,037	211,495	2	4

Total Interest-Earning Assets	571,194	598,198	583,330	548,623	552,148	(5)	3
Noninterest-Earning Assets	193,461	180,040	171,836	175,743	182,798	7	6

TOTAL ASSETS	$764,655	$778,238	$755,166	$724,366	$734,946	(2)	4

LIABILITIES
Interest-Bearing Deposits	$225,950	$225,389	$215,061	$214,932	$221,687	—	2
Federal Funds Purchased and Securities Sold under Repurchase Agreements	164,386	191,163	182,526	170,266	166,919	(14)	(2)
Commercial Paper	12,929	14,254	13,469	13,740	18,514	(9)	(30)
Other Borrowings (a)	63,524	68,453	65,591	66,014	78,614	(7)	(19)
Long-Term Debt	49,219	46,001	44,621	45,525	42,482	7	16

Total Interest-Bearing Liabilities	516,008	545,260	521,268	510,477	528,216	(5)	(2)
Noninterest-Bearing Liabilities	204,879	190,111	190,919	170,712	164,832	8	24

TOTAL LIABILITIES	720,887	735,371	712,187	681,189	693,048	(2)	4

PREFERRED STOCK OF SUBSIDIARY (b)	—	—	—	—	—	NM	NM

Preferred Stock	1,009	1,009	1,009	1,009	1,009	—	—
Common Stockholders’ Equity	42,759	41,858	41,970	42,168	40,889	2	5

TOTAL STOCKHOLDERS’ EQUITY	43,768	42,867	42,979	43,177	41,898	2	4

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	$764,655	$778,238	$755,166	$724,366	$734,946	(2)	4

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	2.39%	2.58%	1.48%	2.65%	3.31%	(19)bp	(92)bp
Federal Funds Sold and Securities Purchased under Resale Agreements	1.85	2.19	2.33	2.52	2.58	(34)	(73)
Securities and Trading Assets	4.64	4.64	4.62	4.98	5.18	—	(54)
Securities Borrowed	0.75	1.02	1.42	1.70	1.49	(27)	(74)
Loans	5.12	5.32	5.29	5.73	5.95	(20)	(83)
Total Interest-Earning Assets	4.13	4.26	4.22	4.58	4.74	(13)	(61)
INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	1.69	1.92	2.17	2.62	2.38	(23)	(69)
Federal Funds Purchased and Securities Sold under Repurchase Agreements	1.41	1.54	1.71	2.06	2.06	(13)	(65)
Commercial Paper	1.22	1.30	1.53	1.81	1.84	(8)	(62)
Other Borrowings	5.39	4.99	4.69	5.06	5.24	40	15
Long-Term Debt	3.14	3.23	3.68	3.22	3.10	(9)	4
Total Interest-Bearing Liabilities	2.18	2.27	2.44	2.78	2.75	(9)	(57)
INTEREST RATE SPREAD	1.95%	1.99%	1.78%	1.80%	1.99%	(4)	(4)

NET INTEREST MARGIN	2.16%	2.19%	2.04%	1.99%	2.11%	(3)	5

NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS	2.47%	2.49%	2.36%	2.31%	2.36%	(2)	11

[Additional columns below]

[Continued from above table, first column(s) repeated]

			YTD 2003
	YEAR TO DATE		Over (Under)

	2003	2002	2002

AVERAGE BALANCES
ASSETS
Deposits with Banks	$8,521	$10,798	(21)%
Federal Funds Sold and Securities Purchased under Resale Agreements	82,143	82,166	—
Securities and Trading Assets	235,613	191,288	23
Securities Borrowed	40,417	44,152	(8)
Loans	217,927	214,654	2

Total Interest-Earning Assets	584,621	543,058	8
Noninterest-Earning Assets	186,788	183,783	2

TOTAL ASSETS	$771,409	$726,841	6

LIABILITIES
Interest-Bearing Deposits	$225,671	$219,879	3
Federal Funds Purchased and Securities Sold under Repurchase Agreements	177,701	160,327	11
Commercial Paper	13,588	18,706	(27)
Other Borrowings (a)	65,974	73,042	(10)
Long-Term Debt	47,619	42,762	11

Total Interest-Bearing Liabilities	530,553	514,716	3
Noninterest-Bearing Liabilities	197,536	170,285	16

TOTAL LIABILITIES	728,089	685,001	6

PREFERRED STOCK OF SUBSIDIARY (b)	—	176	NM

Preferred Stock	1,009	1,009	—
Common Stockholders’ Equity	42,311	40,655	4

TOTAL STOCKHOLDERS’ EQUITY	43,320	41,664	4

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	$771,409	$726,841	6

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	2.50%	3.11%	(61	)bp
Federal Funds Sold and Securities Purchased under Resale Agreements	2.03	2.52	(49)
Securities and Trading Assets	4.64	5.26	(62)
Securities Borrowed	0.88	1.63	(75)
Loans	5.22	5.91	(69)
Total Interest-Earning Assets	4.20	4.76	(56)
INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	1.80	2.44	(64)
Federal Funds Purchased and Securities Sold under Repurchase Agreements	1.48	2.07	(59)
Commercial Paper	1.26	1.80	(54)
Other Borrowings	5.18	5.04	14
Long-Term Debt	3.18	3.22	(4)
Total Interest-Bearing Liabilities	2.23	2.73	(50)
INTEREST RATE SPREAD	1.97%	2.03%	(6)

NET INTEREST MARGIN	2.18%	2.17%	1

NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS	2.48%	2.41%	7

(a)	Includes securities sold but not yet purchased.

(b)	On February 28, 2002, all outstanding shares were redeemed.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions, except ratios)

						June 30, 2003
						Over (Under)

	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2003	2003	2002	2002	2002	2003	2002

CREDIT EXPOSURE
COMMERCIAL
Loans — U.S	$55,693	$54,156	$56,667	$62,901	$67,124	3%	(17)%
Loans — Non-U.S	35,363	34,290	34,881	34,585	37,577	3	(6)

Total Commercial Loans	91,056	88,446	91,548	97,486	104,701	3	(13)
Derivative Receivables	93,602	86,649	83,102	87,518	69,858	8	34
Other Receivables (a)	108	108	108	1,130	1,130	—	(90)

TOTAL COMMERCIAL CREDIT-RELATED ASSETS	184,766	175,203	174,758	186,134	175,689	5	5
Lending-Related Commitments	229,119	230,698	238,120	238,150	239,240	(1)	(4)

TOTAL COMMERCIAL CREDIT EXPOSURE (b)	413,885	405,901	412,878	424,284	414,929	2	—

CONSUMER
1-4 Family Residential Mortgages — First Liens	57,593	51,711	49,357	41,934	39,602	11	45
Home Equity	17,327	15,363	14,643	13,741	13,067	13	33

1-4 Family Residential Mortgages	74,920	67,074	64,000	55,675	52,669	12	42
Credit Card — Reported (c)	16,578	17,509	19,677	20,508	21,036	(5)	(21)
Credit Card Securitizations (c)	33,789	32,377	30,722	29,843	27,499	4	23

Credit Card — Managed	50,367	49,886	50,399	50,351	48,535	1	4
Auto Financings	38,151	36,865	33,615	30,612	26,666	3	43
Other Consumer (d)	6,689	7,577	7,524	7,197	7,014	(12)	(5)

TOTAL MANAGED CONSUMER LOANS	170,127	161,402	155,538	143,835	134,884	5	26

TOTAL CREDIT PORTFOLIO	$584,012	$567,303	$568,416	$568,119	$549,813	3	6

(a)	Represents at June 30, 2003 the Enron-related letter of credit, which continues to be the subject of litigation and was classified in Other Assets.

(b)	Credit exposure excludes risk participations and does not reflect the benefit of credit derivative hedges or liquid collateral held against derivatives contracts.

(c)	At June 30, 2003 and March 31, 2003, credit card securitizations includes $1,019 million and $978 million, respectively, of accrued interest and fees on securitized credit card loans that were classified in Other Assets, consistent with the FASB Staff Position, Accounting for Accrued Interest Receivable Related to Securitized and Sold Receivables under SFAS 140. Prior to March 31, 2003, these balances were classified in Credit Card Loans.

(d)	Consists of manufactured housing loans, installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and non-U.S. consumer loans.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except ratios)

						Jun 30, 2003
						Over (Under)

	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2003	2003	2002	2002	2002	2003	2002

NONPERFORMING ASSETS AND RATIOS
COMMERCIAL
Loans — U.S	$1,810	$2,029	$2,059	$1,865	$1,402	(11)%	29%
Loans — Non-U.S	1,153	1,257	1,613	1,731	1,110	(8)	4

Total Commercial Loans	2,963	3,286	3,672	3,596	2,512	(10)	18
Derivative Receivables	276	277	289	169	144	—	92
Other Receivables (a)	108	108	108	1,130	1,130	—	(90)

TOTAL COMMERCIAL CREDIT EXPOSURE	3,347	3,671	4,069	4,895	3,786	(9)	(12)

CONSUMER
1-4 Family Residential Mortgages — First Liens	251	249	259	265	226	1	11
Home Equity	52	54	53	49	49	(4)	6

1-4 Family Residential Mortgages	303	303	312	314	275	—	10
Credit Card — Reported	13	14	15	17	18	(7)	(28)
Credit Card Securitizations	—	—	—	—	—	NM	NM

Credit Card — Managed	13	14	15	17	18	(7)	(28)
Auto Financings	111	112	118	108	103	(1)	8
Other Consumer (b)	66	66	76	68	54	—	22

TOTAL MANAGED CONSUMER LOANS	493	495	521	507	450	—	10

Assets Acquired in Loan Satisfactions	227	225	190	140	142	1	60

TOTAL CREDIT PORTFOLIO (c)	$4,067	$4,391	$4,780	$5,542	$4,378	(7)	(7)

TOTAL NONPERFORMING ASSETS TO TOTAL ASSETS	0.51%	0.58%	0.63%	0.75%	0.59%	(7)bp	(8)bp

PAST DUE 90 DAYS AND OVER AND ACCRUING
COMMERCIAL
Loans — U.S	$35	$37	$57	$32	$29	(5)%	21%
Loans — Non-U.S	—	2	—	1	2	NM	NM
Derivative Receivables	—	—	—	—	—	NM	NM

TOTAL COMMERCIAL CREDIT EXPOSURE	35	39	57	33	31	(10)	13

CONSUMER
1-4 Family Residential Mortgages — First Liens	—	—	—	1	—	NM	NM
Home Equity	—	—	—	—	—	NM	NM

1-4 Family Residential Mortgages	—	—	—	1	—	NM	NM
Credit Card — Reported (d)	229	269	451	447	505	(15)	(55)
Credit Card Securitizations (d)	792	808	630	526	457	(2)	73

Credit Card — Managed	1,021	1,077	1,081	973	962	(5)	6
Auto Financings	—	—	—	—	—	NM	NM
Other Consumer (b)	21	22	22	26	37	(5)	(43)

TOTAL MANAGED CONSUMER LOANS	1,042	1,099	1,103	1,000	999	(5)	4

TOTAL CREDIT PORTFOLIO	$1,077	$1,138	$1,160	$1,033	$1,030	(5)	5

(a)	Represents at June, 2003 the Enron-related letter of credit, which continues to be the subject of litigation and was classified in Other Assets.

(b)	Consists of manufactured housing loans, installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and non-U.S. consumer loans.

(c)	Nonperforming assets at June 30, 2003 have not been reduced for credit protection (single name credit default swaps and collateralized loan obligations) relating to nonperforming counterparties in amounts aggregating $97 million at June 30, 2003. Nonperforming assets exclude nonaccrual loans held for sale (“HFS”) of $45 million at June 30, 2003. HFS loans are carried at the lower of cost or market, and declines in value are recorded in Other Revenue.

(d)	At June 30, 2003 and March 31, 2003, credit card securitizations includes $141 million and $144 million, respectively, of accrued interest and fees on securitized credit card loans past due 90 days and over and accruing that were classified in Other Assets, consistent with the FASB Staff Position, Accounting for Accrued Interest Receivable Related to Securitized and Sold Receivables under SFAS 140. Prior to March 31, 2003, these balances were classified in Credit Card Loans.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except ratios)

						2QTR 2003
						Over (Under)
	2QTR	1QTR	4QTR	3QTR	2QTR
	2003	2003	2002	2002	2002	1Q 2003	2Q 2002

NET CHARGE-OFFS
COMMERCIAL
Loans — U.S	$185	$118	$226	$307	$181	57%	2%
Loans — Non-U.S	72	174	208	527	112	(59)	(36)

Total Commercial Loans	257	292	434	834	293	(12)	(12)
Lending-Related Commitments	—	—	212	—	—	NM	NM

TOTAL COMMERCIAL CREDIT EXPOSURE	257	292	646	834	293	(12)	(12)

CONSUMER
1-4 Family Residential Mortgages — First Liens	5	5	11	6	21	—	(76)
Home Equity	6	2	4	1	—	200	NM

1-4 Family Residential Mortgages	11	7	15	7	21	57	(48)
Credit Card — Reported	268	275	286	333	433	(3)	(38)
Credit Card Securitizations	480	457	430	354	334	5	44

Credit Card — Managed	748	732	716	687	767	2	(2)
Auto Financings	39	46	47	47	29	(15)	34
Other Consumer (a)	39	50	54	45	45	(22)	(13)

TOTAL MANAGED CONSUMER LOANS	837	835	832	786	862	—	(3)

TOTAL CREDIT PORTFOLIO	$1,094	$1,127	$1,478	$1,620	$1,155	(3)	(5)

NET CHARGE-OFF RATES — ANNUALIZED
COMMERCIAL
Loans — U.S	1.40%	0.86%	1.61%	1.95%	1.13%	54bp	27bp
Loans — Non-U.S	0.88	2.07	2.30	6.66	1.24	(119)	(36)
Total Commercial Loans	1.20	1.32	1.88	3.53	1.17	(12)	3
Lending-Related Commitments	—	—	0.35	—	—	—	—
TOTAL COMMERCIAL CREDIT EXPOSURE	0.33	0.37	0.78	1.00	0.34	(4)	(1)
CONSUMER
1-4 Family Residential Mortgages — First Liens	0.04	0.04	0.09	0.06	0.20	—	(16)
Home Equity	0.15	0.05	0.11	0.03	—	10	15
1-4 Family Residential Mortgages	0.06	0.04	0.10	0.05	0.16	2	(10)
Credit Card — Reported	6.22	6.17	5.90	6.27	7.67	5	(145)
Credit Card Securitizations	5.90	5.82	5.58	4.95	5.30	8	60
Credit Card — Managed	6.01	5.95	5.70	5.51	6.42	6	(41)
Auto Financings	0.41	0.53	0.58	0.64	0.43	(12)	(2)
Other Consumer (a)	2.15	2.54	2.77	2.53	2.35	(39)	(20)
TOTAL MANAGED CONSUMER LOANS	2.01	2.14	2.20	2.23	2.53	(13)	(52)
TOTAL MANAGED LOANS	1.74	1.85	2.08	2.75	1.96	(11)	(22)
TOTAL CREDIT PORTFOLIO	0.91	0.95	1.22	1.36	0.97	(4)	(6)

[Additional columns below]

[Continued from above table, first column(s) repeated]

			YTD 2003
	YEAR TO DATE		Over (Under)

	2003	2002	2002

NET CHARGE-OFFS
COMMERCIAL
Loans — U.S	$303	$388	(22)%
Loans — Non-U.S	246	225	9

Total Commercial Loans	549	613	(10)
Lending-Related Commitments	—	—	NM

TOTAL COMMERCIAL CREDIT EXPOSURE	549	613	(10)

CONSUMER
1-4 Family Residential Mortgages — First Liens	10	32	(69)
Home Equity	8	2	300

1-4 Family Residential Mortgages	18	34	(47)
Credit Card — Reported	543	770	(29)
Credit Card Securitizations	937	655	43

Credit Card — Managed	1,480	1,425	4
Auto Financings	85	67	27
Other Consumer (a)	89	90	(1)

TOTAL MANAGED CONSUMER LOANS	1,672	1,616	3

TOTAL CREDIT PORTFOLIO	$2,221	$2,229	—

NET CHARGE-OFF RATES — ANNUALIZED
COMMERCIAL
Loans — U.S	1.13%	1.18%	(5)bp
Loans — Non-U.S	1.48	1.29	19
Total Commercial Loans	1.26	1.22	4
Lending-Related Commitments	—	—	—
TOTAL COMMERCIAL CREDIT EXPOSURE	0.35	0.36	(1)
CONSUMER
1-4 Family Residential Mortgages — First Liens	0.04	0.15	(11)
Home Equity	0.10	0.03	7
1-4 Family Residential Mortgages	0.05	0.12	(7)
Credit Card — Reported	6.19	6.71	(52)
Credit Card Securitizations	5.85	5.61	24
Credit Card — Managed	5.97	6.15	(18)
Auto Financings	0.47	0.50	(3)
Other Consumer (a)	2.35	2.25	10
TOTAL MANAGED CONSUMER LOANS	2.07	2.38	(31)
TOTAL MANAGED LOANS	1.79	1.89	(10)
TOTAL CREDIT PORTFOLIO	0.93	0.93	—

(a)	Consists of manufactured housing loans, installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and non-U.S. consumer loans.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except ratios)

						2QTR 2003
						Over (Under)
	2QTR	1QTR	4QTR	3QTR	2QTR
	2003	2003	2002	2002	2002	1Q 2003	2Q 2002

SUMMARY OF CHANGES IN THE ALLOWANCE
LOANS:
Beginning Balance	$5,215	$5,350	$5,263	$5,006	$5,005	(3)%	4%
Net Charge-Offs	(614)	(670)	(836)	(1,266)	(821)	8	25
Provision for Loan Losses	487	670	921	1,544	821	(27)	(41)
Other	(1)	(135)	2	(21)	1	99	NM

Ending Balance	$5,087	$5,215	$5,350	$5,263	$5,006	(2)	2

LENDING-RELATED COMMITMENTS:
Beginning Balance	$436	$363	$573	$281	$281	20	55
Net Charge-Offs	—	—	(212)	—	—	NM	NM
Provision for Lending-Related Commitments	(52)	73	—	292	—	NM	NM
Other	—	—	2	—	—	NM	NM

Ending Balance	$384	$436	$363	$573	$281	(12)	37

ALLOWANCE COMPONENTS AND RATIOS
LOANS:
Commercial — Specific	$1,371	$1,528	$1,603	$1,525	$1,212	(10)%	13%
Commercial — Expected	548	590	613	554	594	(7)	(8)

Total Commercial	1,919	2,118	2,216	2,079	1,806	(9)	6
Consumer Expected	2,226	2,255	2,360	2,365	2,387	(1)	(7)

Total Specific and Expected	4,145	4,373	4,576	4,444	4,193	(5)	(1)
Residual Component	942	842	774	819	813	12	16

Total Allowance for Loans Losses	$5,087	$5,215	$5,350	$5,263	$5,006	(2)	2

LENDING-RELATED COMMITMENTS:
Commercial — Specific	$252	$305	$237	$426	$165	(17)	53
Commercial — Expected	85	84	87	83	78	1	9

Total Specific and Expected	337	389	324	509	243	(13)	39
Residual Component	47	47	39	64	38	—	24

Total Allowance for Lending-Related Commitments	$384	$436	$363	$573	$281	(12)	37

Allowance for Loan Losses to Total Loans	2.24%	2.40%	2.47%	2.49%	2.36%	(16)bp	(12)bp
Allowance for Loan Losses to Total Nonperforming Loans	147	138	128	128	169	900	(2,200)
Allowance for Loan Losses to Total Nonperforming Assets	125	119	112	95	114	600	1,100
CREDIT COSTS
Loans:
Commercial	$58	$194	$526	$1,107	$344	(70)%	(83)%
Consumer	329	411	395	438	391	(20)	(16)

Total Specific and Expected	387	605	921	1,545	735	(36)	(47)
Residual Component	100	65	—	(1)	86	54	16

Total Provision for Loan Losses	487	670	921	1,544	821	(27)	(41)

Lending-Related Commitments:
Commercial	(52)	65	25	266	(1)	NM	NM
Residual Component	—	8	(25)	26	1	NM	NM

Total Provision for Lending-Related Commitments	(52)	73	—	292	—	NM	NM

Securitized Credit Losses	480	457	430	354	334	5	44

Total Managed Credit Costs	$915	$1,200	$1,351	$2,190	$1,155	(24)	(21)

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.)

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except ratios)

	Jun 30		Mar 31		Dec 31		Sep 30
	2003		2003		2002		2002

	$	%	$	%	$	%	$	%

TELECOM AND RELATED INDUSTRIES (a)
Credit Exposure (b)	$16,059	100%	$16,739	100%	$16,770	100%	$18,208	100%

Risk Profile of Credit Exposure:
Investment-Grade	10,715	67%	11,061	66%	9,376	56%	10,107	56%
Noninvestment-Grade:
Noncriticized	3,201	20%	3,381	20%	5,076	30%	4,928	27%
Criticized Performing	1,738	11%	1,756	11%	1,487	9%	2,421	13%
Criticized Nonperforming (c)	405	2%	541	3%	831	5%	752	4%
CABLE INDUSTRY
Credit Exposure (b)	$5,143	100%	$5,312	100%	$5,982	100%	$5,427	100%

Risk Profile of Credit Exposure:
Investment-Grade	1,909	37%	2,112	40%	2,681	45%	1,913	35%
Noninvestment-Grade:
Noncriticized	908	18%	977	18%	1,096	18%	1,385	26%
Criticized Performing	1,833	36%	1,717	32%	1,673	28%	1,735	32%
Criticized Nonperforming (c)	493	9%	506	10%	532	9%	394	7%
MERCHANT ENERGY AND RELATED INDUSTRIES (d)
Credit Exposure (b)	$5,915	100%	$6,170	100%	$6,230	100%	$6,241	100%

Risk Profile of Credit Exposure:
Investment-Grade	3,996	68%	3,744	61%	3,580	57%	3,470	56%
Noninvestment-Grade:
Noncriticized	1,214	20%	1,066	17%	423	7%	1,196	19%
Criticized Performing	463	8%	1,156	19%	1,849	30%	1,405	22%
Criticized Nonperforming (c)	242	4%	204	3%	378	6%	170	3%

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Jun 30, 2003
			Over (Under)

	Jun 30		Mar 31	Jun 30
	2002		2003	2002

	$	%

TELECOM AND RELATED INDUSTRIES (a)
Credit Exposure (b)	$19,973	100%	(4)%	(20)%

Risk Profile of Credit Exposure:
Investment-Grade	11,677	58%	(3)	(8)
Noninvestment-Grade:
Noncriticized	5,865	29%	(5)	(45)
Criticized Performing	2,116	11%	(1)	(18)
Criticized Nonperforming (c)	315	2%	(25)	29
CABLE INDUSTRY
Credit Exposure (b)	$4,556	100%	(3)	13

Risk Profile of Credit Exposure:
Investment-Grade	1,371	30%	(10)	39
Noninvestment-Grade:
Noncriticized	1,878	41%	(7)	(52)
Criticized Performing	1,209	27%	7	52
Criticized Nonperforming (c)	98	2%	(3)	403
MERCHANT ENERGY AND RELATED INDUSTRIES (d)
Credit Exposure (b)	$6,201	100%	(4)	(5)

Risk Profile of Credit Exposure:
Investment-Grade	3,682	59%	7	9
Noninvestment-Grade:
Noncriticized	2,141	35%	14	(43)
Criticized Performing	358	6%	(60)	29
Criticized Nonperforming (c)	20	0%	19	NM

Note:	The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment Grade: AAA / Aaa to BBB- / Baa3
Noninvestment Grade: BB+ / Ba1 to B- / B3
Criticized: CCC+ / Caa1 & below

(a)	Telecom and Related Industries includes other companies with an interdependence upon the telecommunications sector.

(b)	Credit exposure excludes risk participations and does not reflect the benefit of credit derivative hedges or liquid collateral held against derivatives contracts.

(c)	Nonperforming assets exclude nonaccrual HFS loans, which are carried at the lower of cost or market and declines in value are recorded in Other Revenue.

(d)	These amounts exclude Enron-related exposure.

J.P. MORGAN CHASE & CO. CAPITAL

							2QTR 2003
							Over (Under)
	2QTR		1QTR	4QTR	3QTR	2QTR
	2003		2003	2002	2002	2002	1Q 2003	2Q 2002

AVAILABLE VERSUS REQUIRED ECONOMIC CAPITAL
(in billions)
Common Stockholders’ Equity	$42.8	(a)	$41.9	$42.0	$42.2	$40.9	2%	5%
Required Economic Capital
Credit Risk	14.4	(a)	15.1	14.7	13.5	13.5	(5)	7
Market Risk	4.3	(a)	4.2	4.1	4.8	4.9	2	(12)
Operational Risk	3.5	(a)	3.5	3.5	3.5	3.5	—	—
Business Risk	1.7	(a)	1.7	1.8	1.8	1.8	—	(6)
Private Equity Risk	5.4	(a)	5.4	5.5	5.7	5.9	—	(8)

Economic Risk Capital	29.3	(a)	29.9	29.6	29.3	29.6	(2)	(1)

Goodwill/Intangibles	8.9	(a)	8.9	8.9	8.9	8.9	—	—
Asset Capital Tax	3.9	(a)	4.0	3.9	3.8	3.9	(3)	—

Capital Against Nonrisk Factors	12.8	(a)	12.9	12.8	12.7	12.8	(1)	—

Diversification Effect	(5.0	)(a)	(5.0)	(4.9)	(5.3)	(5.4)	—	7

Total Required Economic Capital	37.1	(a)	37.8	37.5	36.7	37.0	(2)	—

Capital In Excess of Required Economic Capital	$5.7	(a)	$4.1	$4.5	$5.5	$3.9	39	46

COMMON SHARES OUTSTANDING
(in millions)
Basic Weighted-Average Shares Outstanding	2,005.6		1,999.8	1,990.0	1,986.0	1,982.6	—	1
Diluted Weighted-Average Shares Outstanding	2,050.6		2,021.9	2,008.5	2,005.8	2,016.0	1	2
Common Shares Outstanding — at Period End	2,035.1		2,030.0	1,998.7	1,995.9	1,993.4	—	2
CASH DIVIDENDS DECLARED PER SHARE	$0.34		$0.34	$0.34	$0.34	$0.34	—	—
BOOK VALUE PER SHARE	21.53		20.73	20.66	21.26	20.93	4	3
SHARE PRICE
High	$36.52		$28.29	$26.14	$33.68	$38.75	29	(6)
Low	23.75		20.13	15.26	17.86	30.15	18	(21)
Close	34.18		23.71	24.00	18.99	33.92	44	1
CAPITAL RATIOS
(in millions, except ratios)
Tier 1 Capital	$41,000	(a)	$38,442	$37,570	$38,459	$38,949	7	5
Total Capital	59,000	(a)	55,702	54,495	55,024	55,893	6	6
Risk-Weighted Assets	483,000	(a)	455,549	455,948	442,586	441,623	6	9
Adjusted Average Assets	751,000	(a)	764,677	741,862	711,703	723,566	(2)	4
Tier 1 Capital Ratio	8.5	%(a)	8.4%	8.2%	8.7%	8.8%	10bp	(30)bp
Total Capital Ratio	12.2	(a)	12.2	12.0	12.4	12.7	—	(50)
Tier 1 Leverage Ratio	5.5	(a)	5.0	5.1	5.4	5.4	50	10

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD 2003
	YEAR TO DATE			Over (Under)

	2003		2002	2002

AVAILABLE VERSUS REQUIRED ECONOMIC CAPITAL
(in billions)
Common Stockholders’ Equity	$42.3	(a)	$40.7	4%
Required Economic Capital
Credit Risk	14.7	(a)	13.9	6
Market Risk	4.3	(a)	5.1	(16)
Operational Risk	3.5	(a)	3.5	—
Business Risk	1.7	(a)	1.8	(6)
Private Equity Risk	5.4	(a)	5.9	(8)

Economic Risk Capital	29.6	(a)	30.2	(2)

Goodwill/Intangibles	8.9	(a)	8.8	1
Asset Capital Tax	4.0	(a)	3.8	5

Capital Against Nonrisk Factors	12.9	(a)	12.6	2

Diversification Effect	(5.1	)(a)	(5.5)	7

Total Required Economic Capital	37.4	(a)	37.3	—

Capital In Excess of Required Economic Capital	$4.9	(a)	$3.4	44

COMMON SHARES OUTSTANDING
(in millions)
Basic Weighted-Average Shares Outstanding	2,002.8		1,980.4	1
Diluted Weighted-Average Shares Outstanding	2,036.3		2,011.0	1
Common Shares Outstanding — at Period End	2,035.1		1,993.4	2
CASH DIVIDENDS DECLARED PER SHARE	$0.68		$0.68	—
BOOK VALUE PER SHARE
SHARE PRICE
High	$36.52		$39.68	(8)
Low	20.13		26.70	(25)

(a) Estimated

J.P. MORGAN CHASE & CO. MARKET RISK – AVERAGE VAR

						2QTR 2003
						Over (Under)
	2QTR	1QTR	4QTR	3QTR	2QTR
(in millions)	2003	2003	2002	2002	2002	1Q 2003	2Q 2002

Trading Portfolio:
Interest Rate	$62.4	$54.2	$66.5	$69.2	$71.6	15%	(13)%
Foreign Exchange	15.1	17.3	14.0	11.6	11.3	(13)	34
Equities	9.1	11.0	8.5	18.3	18.4	(17)	(51)
Commodities	3.0	2.2	2.1	2.8	4.2	36	(29)
Hedge Fund Investment	4.5	3.5	3.4	3.4	2.9	29	55
Less: Portfolio Diversification	(35.3)	(34.5)	(27.5)	(32.7)	(30.6)	(2)	(15)

Total Trading VAR	$58.8	$53.7	$67.0	$72.6	$77.8	9	(24)

[Additional columns below]

[Continued from above table, first column(s) repeated]

			YTD 2003
	YEAR TO DATE		Over (Under)

(in millions)	2003	2002	2002

Trading Portfolio:
Interest Rate	$58.4	$67.6	(14)%
Foreign Exchange	16.1	10.3	56
Equities	10.1	15.4	(34)
Commodities	2.6	4.7	(45)
Hedge Fund Investment	4.0	3.0	33
Less: Portfolio Diversification	(34.8)	(27.5)	(27)

Total Trading VAR	$56.4	$73.5	(23)

J.P. MORGAN CHASE & CO. Glossary of Terms

Assets Under Management: Represent assets actively managed by Investment Management & Private Banking on behalf of institutional and Private Banking clients. Excludes assets managed at American Century Companies Inc., in which the Firm has a 44% ownership interest.

Assets Under Supervision: Represent assets under management as well as custody, restricted stock, brokerage, administration and deposit accounts.

Average Economic Capital: Represents the portion of average common stockholders’ equity allocated to the business segments. The total average economic capital of all business segments equals the total average common stockholders’ equity of the Firm.

Average Managed Assets: Excludes the impact of credit card securitizations.

bp: Denotes basis points; 100 bp equals 1%.

Corporate: Includes Support Units and the effect remaining at the corporate level after the implementation of management accounting policies.

JPMorgan Partners (“JPMP”): JPMorgan Chase’s private equity business. The fair value of public investments held by JPMP are marked-to-market at the quoted public value. To determine the carrying values of these investments, JPMP incorporates the use of liquidity discounts to take into account the fact that it cannot immediately realize or hedge the quoted public values as a result of regulatory, corporate and/or contractual sales restrictions imposed on these holdings. Private investments are initially valued based on cost. The carrying values of private investments are adjusted from cost to reflect both positive and negative changes evidenced by financing events with third-party capital providers. In addition, these investments are subject to ongoing impairment reviews by JPMP’s senior investment professionals. A variety of factors are reviewed and monitored to assess impairment including, but not limited to, operating performance and future expectations, comparable industry valuations of public companies, changes in market outlook and changes in the third-party financing environment.

Managed Credit Card Receivables or Managed Basis: Refers to credit card receivables on JPMorgan Chase’s balance sheet plus securitized credit card receivables.

NM: Not meaningful

Operating Basis or Operating Earnings: Represents reported results excluding the impact of merger and restructuring costs, special items and credit card securitizations.

Other Consumer Loans: Consists of manufactured housing loans, installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and non-U.S. consumer loans.

Overhead Ratio: Operating expense (excluding merger and restructuring costs and special items) as a percentage of the operating revenues.

Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, merger and restructuring costs and special items.

Segment Results - All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

Shareholder Value Added (“SVA”): Represents operating earnings less preferred dividends and an explicit charge for capital.

Special Items: Includes merger and restructuring costs and special items.

Tangible Return on Economic Capital: Excludes the impact of goodwill on operating earnings and average common equity.

Tangible Shareholder Value Added: Excludes the impact of goodwill on operating earnings and capital charges.

Trading-Related Revenue: Includes net interest income (“NII”) attributable to trading activities.

Unaudited: The financial statements and information included throughout this document are unaudited.

Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment. VAR is calculated using a one-day time horizon and a 99% confidence level.